VAN KAMPEN UNIT TRUSTS, SERIES 769

                      Select 5 Industrial Portfolio 2008-3

                      Select 10 Industrial Portfolio 2008-4

                  Global 45 Dividend Strategy Portfolio 2008-3


                 SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 2008


   General Motors Corp., one of the Securities included in the Portfolios set forth above, announced that it has suspended future dividends on its common stock. Considering this action, notwithstanding anything to the contrary in the prospectus, as of the close of business on July 15, 2008, the "Estimated Net Annual Income" and "Estimated Initial Distribution", if applicable, set forth under "Essential Information" for the Select 5 Industrial Portfolio 2008-3, Select 10 Industrial Portfolio 2008-4 and Global 45 Dividend Strategy Portfolio 2008-3 are respectively as follows:

         Select 5 Industrial Portfolio 2008-3:

         Estimated Net Annual Income                          $0.56030 per Unit

         Select 10 Industrial Portfolio 2008-4:

         Estimated Net Annual Income                          $0.48714 per Unit

         Global 45 Dividend Strategy Portfolio 2008-3:

         Estimated Initial Distribution                       $0.10433 per Unit

         Estimated Net Annual Income                          $0.42525 per Unit

         The estimate of the income a Portfolio may receive is generally based on the most recent ordinary quarterly dividends declared by an issuer, the most recent interim and final dividends declared for certain foreign issuers, or scheduled income payments (in all cases accounting for any applicable foreign withholding taxes), except as described above. The actual net annual income distributions you receive will vary from the estimated amount due to changes in a Portfolio's fees and expenses, in actual income received by a Portfolio, currency fluctuations and with changes in a Portfolio such as the acquisition, call, maturity or sale of Securities. Due to these and various other factors, actual income received by a Portfolio will most likely differ from the most recent dividends or scheduled income payments.

Supplement Dated: July 16, 2008